CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32174) of Homestake Mining Company of our report dated June 21, 2002 relating to the financial statements of Homestake 401(k) Retirement Savings Plan, which appears in this Form 11-K.





June 21, 2002                               /s/ PRICEWATERHOUSECOOPERS LLP
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                                            PRICEWATERHOUSECOOPERS LLP